EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Ronald W. Pickett, Chief Executive Officer of Telkonet, Inc. (the "Company"), certify that:

         (1) The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2004 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ronald W. Pickett
---------------------
Ronald W. Pickett
Chief Executive Officer
March 30, 2005